EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Quarterly Report on Form 10-Q of Federated National Holding Company for the quarter ended September 30, 2016 as filed with the Securities and Exchange Commission (the “Report”), I, Erick A. Fernandez, Interim Chief Financial Officer of Federated National Holding Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Federated National Holding Company.

/s/ Erick A. Fernandez
Erick A. Fernandez
Interim Chief Financial Officer (Principal Financial and Accounting Officer)

November 8, 2016